SMITH BREEDEN MUTUAL FUNDS
--------------------------------------------------------------------------------
MARKET OVERVIEW


FIXED-INCOME MARKETS

     In the first half of 1998, bond investors benefited from falling interest rates, as inflation remained subdued largely due to very weak commodity prices. By mid-year the yield on the ten-year Treasury Note stood at 5.4%, a fall of 0.3% from its level at the beginning of the year. Weak commodity prices, especially oil prices, while generally beneficial to the U.S. economy, were wreaking havoc elsewhere. In August 1998, investors began pulling money out of Russia as quickly as possible, as it became clear that Russia could not support its debt burden with the price of oil at about $13 a barrel. The Russian ruble collapsed in value over 50% at the end of August and Russia defaulted on scheduled debt payments. What followed was a classic flight-to-quality and liquidity crisis as investors sold riskier debt securities at almost any price to move assets into U.S. Treasury securities. Yields on the ten-year Note fell to 4.4% by the end of September, a level actually below that of the six-month Treasury Bill, which yielded 4.5% at that time. The Federal Reserve responded to the financial crises by aggressively cutting short-term money-market rates. The Federal Funds target rate was cut from 5.5% to 4.75% during this period because the Fed believed the high level of risk aversion shown by investors posed a threat to continued growth in the U.S. economy. The third rate cut on October 15, 1998, took investors by surprise and investment surged back into riskier assets. By cutting rates, the Federal Reserve increased money flows into the U.S. economy, and so the Fed's actions reassured investors that growth was likely to continue in the U.S.

     Riskier fixed-income assets performed very well in the fourth quarter, because the extremely high premium that investors had demanded for credit risk in September shrank. The increase in liquidity in the economy helped drive interest rates up in the first quarter of 1999, however, and the yield on the ten-year Note rose to 5.2% by March 31, 1999 from 4.7% at the end of December. Another factor causing interest rates to rise was the recovery in oil prices. Oil producers introduced output cuts in order to reduce supply. Falling oil prices had been one of the factors keeping inflation low through 1998. As a result, bond investors raised the inflation premium demanded from bond issuers.


     Mortgage Securities suffered from some of the turmoil affecting fixed-income securities in 1998. Mortgages underperformed comparable Treasury securities in 1998 with the Salomon-Smith Barney Mortgage Index returning 7.0% in 1998, while the five-year Treasury Note returned 9.6%. Mortgages were less affected than other bonds by the flight from credit risk because of the high credit quality of Government agency mortgages, but interest rate volatility rose substantially in the latter half of the year. Mortgage securities perform best when interest rates are steady, and so higher volatility hurts mortgage investors. A second factor hurting mortgages was the fast rate of principal prepayments, as declining interest rates gave homeowners the opportunity to refinance at lower rates, and many homeowners refinanced to convert home equity into cash. In the first quarter of 1999, mortgages performed very well when compared with both Treasury securities and corporate bonds, as volatility and prepayment expectations declined. Through March 31, 1999, the Salomon-Smith Barney Mortgage Index returned 1.0%, while the five-year Note lost 1.3%.


EQUITY MARKETS

     The S&P 500 returned 28.6% in 1998. The index has returned over 20% for a memorable four years in a row. This excellent performance masked a market in which the average stock actually gained only 5.8%, as measured by the Value Line Arithmetic Index. The S&P 500 index is weighted by capitalization, and includes only large U.S. companies. This means that the index is primarily influenced by the return on the largest stocks in the index, such as Microsoft and General Electric. By contrast, the Value Line Arithmetic weights each stock in the average equally, and thus reveals how the average stock, rather than the largest stocks, performed. The gap between how well the largest companies performed can be seen even within the S&P 500, as the largest 50 stocks in the index returned an average of over 40%, while the smaller 450 stocks were up less than 17%.

     Consumer and technology stocks did particularly well in 1998. During the period of the ruble crisis in August and September 1998, these sectors fared relatively well. Investors remained generally confident that core consumer and technology spending in the U.S. would continue, despite the serious financial condition of Asia and other emerging markets, and the signs of slowing growth in Europe. After the third Federal Reserve rate cut in October, these sectors soared in the fourth quarter, driving the large capitalization indexes dramatically higher. Other sectors did poorly in the third quarter, including financial stocks due to their exposure to credit risk at a time when investors were fleeing to the safety of Treasury securities. The ongoing decline in oil prices drove energy stocks down in 1998, and these were among the worst performing stocks.

     Earnings in 1998 were better than expected, with the average earnings of S&P 500 companies rising 6% from the end of 1997. Many analysts had expected earnings to be lower due to the ongoing effect of the financial crisis in developing markets. Domestic demand in the United States proved more resilient than most economists had expected. In fact, U.S. domestic spending was the primary engine of growth globally in 1998. The moderate gain in earnings, combined with lower interest rates, with the yield on the ten-year Note declining 1.1% in the year, provided support for higher stock prices.

     The S&P 500 continued to gain in the first quarter of 1999, rising 5.5%, despite interest rates climbing 0.6% in the quarter. This can be understood both as an effect of the liquidity provided to the economy and investors by the Federal Reserve in the fourth quarter, as well as of the rising earning expectations for future quarters. First Call reports that corporate earnings are expected on average to rise a striking 17.2% in 1999. Predicting earnings is a very inexact art, however, and it remains to be seen whether these earnings will be realized.

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
PERFORMANCE REVIEW

     The Smith Breeden Short Duration U.S. Government Fund returned 4.83% in the year ending March 31, 1999. The Fund's benchmark, six-month U.S. Treasury Bill, returned 5.29% over the same period as measured by Merrill Lynch. The Fund's return exceeded the average twelve month yield on money-market funds of 4.73%1. The Graph below shows the Fund's return versus both its benchmark and the average return of the mutual funds in Morningstar's Ultrashort Bond Fund category.

[GRAPHIC APPEARS HERE WITH THE FOLLOWING PLOT POINTS:]

CHANGE IN VALUE OF A $10,000 INVESTMENT

                       3/92    9/92   3/93   9/93   3/94   9/94   3/95   9/95   3/96   9/96   3/97   9/97   3/98   9/98   3/99
                       ----   -----   ----  -----   ----  -----   ----  -----   ----  -----   ----  -----   ----  -----   ----
Smith Breeden Short
  Duration U.S. Gov't
  Fund(1)             10,000  10,363 10,567 10,831 10,956 11,222 11,676 11,967 12,254 12,652 13,059 13,490 13,874 14,202 14,544
Morningstar Avg.
  Ultrashort Bond     10,000  10,342 10,554 10,798 10,930 11,088 11,404 11,778 12,120 12,467 12,823 13,426 13,604 13,985 14,312
6 Month U.S. T-Bill   10,000  10,258 10,427 10,595 10,753 10,966 11,291 11,643 11,964 12,282 12,611 12,978 13,326 13,721 14,029

------------
(1) Fund Returns are net fees and sales charges. Index returns are market returns without deduction of fees or rebalancing transaction costs.

                                   Past performance is no guarantee of future results.



                                                AVERAGE ANNUAL TOTAL RETURNS FOR
                                                            PERIODS
                                                     ENDING MARCH 31, 1999
                                             --------------------------------------
                                                                   SINCE INCEPTION     FINAL VALUE OF
                                               1 YEAR    5 YEARS      (3/31/92)      $10,000 INVESTMENT
                                             ---------- --------- ----------------- -------------------
Smith Breeden Short Duration U.S. Govt Fund      4.83%     5.83%         5.50%            $14,544
Six Month T-Bill ...........................     5.29%     5.46%         4.95%             14,029
Morningstar Avg. Ultrashort Bond Fund ......     5.20%     5.54%         5.25%             14,312

     For the year ending March 31, 1999, the best performing fixed income investments were those with the best credit and liquidity characteristics. Although the Short Duration Fund has low credit risk and excellent liquidity, the Fund's return did not exceed the return of the six-month T-Bill for the year. In general, U.S. Treasury securities were the best performing fixed income securities in 1998. The main factor that constrained the returns of the Short Duration Fund was the cost of the prepayment option in the mortgage securities that comprise most of the Fund's assets. This prepayment option is more costly to the investor in volatile markets such as those of the last year. Over longer periods of time, the yield advantage of mortgage securities over Treasury securities has historically compensated for this prepayment risk.

     The second half of 1998 was a difficult period for mortgage securities. During that period the Fund returned 1.99%, while the six-month T-Bill return was 2.73%. The markets have been much more favorable so far in 1999. In the first quarter, the Fund returned 1.52%, 0.41% more than the six-month T-Bill.


---------
1 SOURCE: THE WALL STREET JOURNAL

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                         MARCH 31, 1999



                                                                                                     MARKET
  FACE AMOUNT     SECURITY                                                                           VALUE
---------------   ---------------------------------------------------------------------------   ---------------
                  U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 151.7%
                  FREDDIE MAC -- 11.2%
                  Fixed-rate (1)
  $ 2,600,000     6.00% 15 Year, due date to be announced ...................................    $  2,582,633
    3,997,053     8.50%, due 5/1/25 to 12/1/25 ..............................................       4,198,517
                  Discount Notes ............................................................
       25,000     4.87%, due 9/3/99 (2), (3) ................................................          24,504
                                                                                                 ------------
                                                                                                    6,805,654
                                                                                                 ------------
                  FANNIE MAE -- 100.7%
                  Interest-only strip (1)
      893,940     9.00%, due 7/25/21 ........................................................         206,679
                  Fixed-rate (1)
   10,000,000     6.00% 15 Year, due date to be announced ...................................       9,909,766
   25,839,904     6.00%, due 11/1/13 to 3/1/29 ..............................................      25,317,569
    4,100,000     6.50%, due 4/1/29 .........................................................       4,079,500
    4,000,000     7.00%, due 5/1/11 to 10/1/11 ..............................................       4,086,832
    9,000,000     7.00% 30 Year, due date to be announced ...................................       9,125,157
    1,333,755     7.043%, 30 Year, due 12/1/06 ..............................................       1,397,540
                  Delegated Underwriting Servicing (DUS) (1)
    4,855,146     6.01%, due 12/1/08 ........................................................       4,841,559
    1,363,351     6.04%, due 10/1/08 ........................................................       1,355,040
      857,988     7.033%, due 6/1/07 ........................................................         899,955
                  Discount Notes
       40,000     4.96%, due 3/22/00 (2), (3) ...............................................          38,159
                                                                                                 ------------
                                                                                                   61,257,756
                                                                                                 ------------
                  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 39.3%
                  Adjustable-rate (1)
    3,008,525     6.625%, due 7/20/17 to 9/20/22 ............................................       3,068,702
    1,340,122     6.875%, due 3/20/21 to 4/20/24 ............................................       1,366,283
                  Fixed-rate (1)
   18,426,871     7.00%, due 9/15/27 to 10/15/28 ............................................      18,720,924
      684,020     9.50%, due 7/15/09 to 4/15/25 .............................................         737,635
                                                                                                 ------------
                                                                                                   23,893,544
                                                                                                 ------------
                  U.S. TREASURY NOTES -- 0.5%
      120,000     5.875% due 7/31/99 (3) ....................................................         120,488
      170,000     6.375% due 5/15/99 (3) ....................................................         170,345
                                                                                                 ------------
                                                                                                      290,833
                                                                                                 ------------
                  TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                  (COST $92,187,983).........................................................      92,247,787
                                                                                                 ------------
  NOTIONAL
    AMOUNT
 -----------
                  THREE MONTH LIBOR INTEREST RATE SWAP CONTRACTS -- (2.0%)
  $20,000,000     Contract dated 8/31/93 with Salomon Swapco, Expires 8/30/00,
                  pay rate 5.34% ............................................................          (8,094)
   20,000,000     Contract dated 5/15/95 with Salomon Swapco, Expires 5/15/05,
                  pay rate 6.951% ...........................................................      (1,218,116)
                                                                                                 ------------
                  TOTAL THREE MONTH LIBOR INTEREST RATE SWAP CONTRACTS ......................      (1,226,210)
                                                                                                 ------------
                  THREE MONTH LIBOR INTEREST RATE CAP CONTRACTS -- 0.3%
   50,000,000     Contract with Salomon Swapco, expires 4/23/03, Strike rate 7.50% ..........         213,500
                                                                                                 ------------
                  TOTAL THREE MONTH LIBOR INTEREST RATE CAP CONTRACTS
                  (COST $1,336,030)..........................................................         213,500
                                                                                                 ------------
                  TOTAL INVESTMENTS -- 150.0% (COST $93,524,013).............................      91,235,077
                                                                                                 ------------

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)                             MARCH 31, 1999





                                                                                      MARKET
  FACE AMOUNT     SECURITY                                                             VALUE
---------------   ------------------------------------------------------------   ----------------
                  REVERSE REPURCHASE AGREEMENTS -- (8.2%)
 $  (5,000,000)   Freddie Mac 5.55% due 4/5/99 dated 3/29/99 (4) .............    $  (5,000,000)
                                                                                  -------------
                                                                                     (5,000,000)
                                                                                  -------------
                  FORWARD SALES -- (25.6%)
   (16,000,000)   Fannie Mae 6.00%, due date to be announced (5) .............      (15,546,250)
                                                                                  -------------
                                                                                    (15,546,250)
                                                                                  -------------
                  LIABILITIES LESS CASH AND OTHER ASSETS -- (16.2%) ..........       (9,881,378)
                                                                                  -------------
                  NET ASSETS -- 100.0% .......................................    $  60,807,449
                                                                                  =============

---------
(1) Mortgage-backed obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. Adjustable-rate mortgages have coupon rates that adjust periodically. The interest rate shown is the rate in effect at March 31, 1999. The adjusted rate is determined by adding a spread to a specified index.

(2) The interest rate shown for discount notes is the discount rate paid at the time of purchase by the fund.

(3) Security is held as collateral by Carr Futures, Inc.

(4) Reverse repurchase agreement is collateralized by $4,344,000 face of GNMA 7.0% due 10/15/27 and $1,750,000 face of GNMA 7.0% due 6/15/28.

(5) The forward sale position represents the unsettled sale of securities held by the Fund.

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                             MARCH 31, 1999



ASSETS
 Investments at market value (identified cost $93,524,013) (Note 1).......................  $  91,235,077
 Cash ....................................................................................        513,419
 Restricted cash held to cover checkwriting privilege ....................................          6,489
 Receivables:
   Variation margin on futures contracts (Note 2) ........................................         50,019
   Subscriptions .........................................................................         22,917
   Interest ..............................................................................        446,698
   Securities sold .......................................................................     30,165,367
 Other assets ............................................................................         24,207
                                                                                            -------------
   TOTAL ASSETS ..........................................................................    122,464,193
                                                                                            -------------
LIABILITIES
 Reverse repurchase agreement (proceeds $5,000,000) (Note 1)..............................      5,000,000
 Forward sales at market value (proceeds $15,520,000).....................................     15,546,250
 Payables:
   Redemptions ...........................................................................        641,861
   Securities purchased ..................................................................     40,317,051
   Swap and other interest (Note 2) ......................................................         57,776
 Due to Advisor (Note 3) .................................................................         45,881
 Accrued expenses ........................................................................         47,925
                                                                                            -------------
   TOTAL LIABILITIES .....................................................................     61,656,744
                                                                                            -------------
NET ASSETS
 (Applicable to outstanding shares of 6,120,026 unlimited number of shares of beneficial interest authorized; no stated par) ...................................................  $  60,807,449
                                                                                            =============
 Net asset value, offering price and redemption price per share ($60,807,449 / 6,120,026).  $        9.94
                                                                                            =============
SOURCE OF NET ASSETS
 Paid in capital .........................................................................  $  65,331,014
 Overdistributed net investment income ...................................................       (463,285)
 Accumulated net realized loss on investments and futures contracts ......................     (1,628,551)
 Net unrealized depreciation of investments, interest rate swaps, interest rate caps and
   forward sales .........................................................................     (2,315,186)
 Net unrealized depreciation of futures contracts... .....................................       (116,543)
                                                                                            -------------
   NET ASSETS ............................................................................  $  60,807,449
                                                                                            =============


--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 1999


INVESTMENT INCOME
 Interest and discount earned, net of premium amortization and interest expense ($202,305)
   (Note 1) ..............................................................................  $  4,036,991
EXPENSES
 Advisory fees (Note 3) ..................................................................       508,343
 Accounting and pricing services fees ....................................................        46,826
 Custodian fees ..........................................................................        23,868
 Audit and tax preparation fees ..........................................................        21,757
 Legal fees ..............................................................................        17,825
 Transfer agent fees .....................................................................        27,529
 Registration fees .......................................................................        12,417
 Trustees fees and expenses ..............................................................        45,794
 Insurance ...............................................................................         9,647
 Other ...................................................................................         8,048
                                                                                            ------------
   TOTAL EXPENSES BEFORE REIMBURSEMENT ...................................................       722,054
   Expenses reimbursed by Advisor (Note 3) ...............................................      (155,616)
                                                                                            ------------
   NET EXPENSES ..........................................................................       566,438
                                                                                            ------------
   NET INVESTMENT INCOME .................................................................     3,470,553
                                                                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Net realized gain on investments and futures contracts ..................................     1,074,357
 Change in unrealized depreciation of investments, interest rate swaps, interest rate
 caps, and futures contracts .............................................................    (1,229,582)
                                                                                            ------------
 Net realized and unrealized loss on investments and futures contracts ...................      (155,225)
                                                                                            ------------
 Net increase in net assets resulting from operations ....................................  $  3,315,328
                                                                                            ============



--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS




                                                                                       YEAR ENDED       YEAR ENDED
                                                                                     MARCH 31, 1999   MARCH 31, 1998
                                                                                    ---------------- ---------------
OPERATIONS
 Net investment income ............................................................  $   3,470,553    $   5,485,507
 Net realized gain on investments .................................................      1,074,357        2,886,352
 Change in unrealized appreciation (depreciation) of investments, interest rate
   swaps, interest rate caps and futures contracts ................................     (1,229,582)      (2,022,049)
                                                                                     -------------    -------------
 Net increase in net assets resulting from operations .............................      3,315,328        6,349,810
                                                                                     -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income .............................................     (3,302,565)      (5,439,867)
                                                                                     -------------    -------------
 Total distributions ..............................................................     (3,302,565)      (5,439,867)
                                                                                     -------------    -------------
CAPITAL SHARE TRANSACTIONS
 Shares sold ......................................................................     45,691,681       46,118,603
 Shares issued on reinvestment of distributions ...................................      1,845,880        2,600,980
 Shares redeemed ..................................................................    (65,170,730)     (90,190,280)
                                                                                     -------------    -------------
 Decrease in net assets resulting from capital share transactions (a) .............    (17,633,169)     (41,470,697)
                                                                                     -------------    -------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ........................................    (17,620,406)     (40,560,754)
NET ASSETS
 Beginning of period ..............................................................     78,427,855      118,988,609
                                                                                     -------------    -------------
 End of period ....................................................................  $  60,807,449    $  78,427,855
                                                                                     =============    =============
(a) Transactions in capital shares were as follows:
 Shares sold ......................................................................      4,622,012        4,669,660
 Shares issued on reinvestment of distributions ...................................        186,844          264,390
 Shares redeemed ..................................................................     (6,593,289)      (9,136,010)
                                                                                     -------------    -------------
 Net decrease .....................................................................     (1,784,433)      (4,201,960)
 Beginning balance ................................................................      7,904,459       12,106,419
                                                                                     -------------    -------------
 Ending balance ...................................................................      6,120,026        7,904,459
                                                                                     =============    =============



--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN SHORT DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


     The following average per share data, ratios and supplemental information have been derived from information provided in the financial statements.



                                          YEAR             YEAR             YEAR             YEAR             YEAR
                                          ENDED            ENDED            ENDED            ENDED           ENDED
                                     MARCH 31, 1999   MARCH 31, 1998   MARCH 31, 1997   MARCH 31, 1996   MARCH 31, 1995
                                    ---------------- ---------------- ---------------- ---------------- ---------------
NET ASSET VALUE, BEGINNING OF
 PERIOD ...........................   $     9.92       $     9.83       $      9.74      $      9.90     $      9.90
                                      ----------       ----------       -----------      -----------     ------------
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income ............         0.442            0.484             0.476            0.621           0.628
 Net realized and unrealized
   gain (loss) on investments .....         0.020            0.114             0.146           (0.148)             --
                                      -----------      -----------      ------------     ------------    ------------
 Total from investment
   operations .....................         0.462            0.598             0.622            0.473           0.628
                                      -----------      -----------      ------------     ------------    ------------
 LESS DISTRIBUTIONS
 Dividends from net
   investment income ..............        (0.447)          (0.508)           (0.476)          (0.621)         (0.628)
 Dividends in excess of
   investment income ..............            --               --            (0.056)          (0.012)             --
                                      -----------      -----------      ------------     ------------    ------------
   Total distributions ............        (0.447)          (0.508)           (0.532)          (0.633)         (0.628)
                                      -----------      -----------      ------------     ------------    ------------
NET ASSET VALUE, END OF
 PERIOD ...........................   $     9.94       $     9.92       $      9.83      $      9.74     $      9.90
                                      -----------      -----------      ------------     ------------    ------------
TOTAL RETURN ......................          4.83%            6.24%             6.57%            4.95%           6.58%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period ........   $60,807,449      $78,427,855      $118,988,609     $221,825,136    $218,431,665
 Ratio of net expenses to
   average net assets (1) .........          0.78%            0.78%             0.78%            0.78%           0.78%
 Ratio of net investment
   income to average net
   assets .........................          4.78%            5.28%             5.04%            6.29%           6.33%
 Portfolio turnover rate ..........           298%             626%              556%             225%             47%
 Ratio of expenses to average
   net assets before
   reimbursement of
   expenses by the
   Advisor (1) ....................          1.00%            1.00%             0.93%            0.93%           0.92%
 Ratio of net investment
   income to average net
   assets before
   reimbursement of
   expenses by the Advisor ........          4.56%            5.06%             4.90%            6.13%           6.18%

---------
(1) Through March 31, 1995, expense ratios include both the direct expenses of the Smith Breeden Short Duration U.S. Government Fund, and the indirect expenses incurred through the Fund's investment in the Smith Breeden Institutional Short Duration U.S. Government Fund.


--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders,
Smith Breeden Short Duration U.S. Government Fund of the Smith Breeden Series
Fund:


     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Breeden Short Duration U.S. Government Fund of the Smith Breeden Series Fund (the "Fund") as of March 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1999 by correspondence with the custodian and brokers, and where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Smith Breeden Short Duration U.S. Government Fund of the Smith Breeden Series Fund as of March 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
May 14, 1999

SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
PERFORMANCE REVIEW

     The Smith Breeden Intermediate Duration U.S. Government Fund returned 5.73% in the year ending March 31, 1999. The Salomon-Smith Barney Mortgage Index, the Fund's benchmark, returned 6.33%, marginally under the 6.53% return of the five-year Treasury Note. The average Government Mortgage Fund, as tracked by Morningstar, returned 5.22% over the same period.

[GRAPHIC APPEARS HERE WITH THE FOLLOWING PLOT POINTS:]

CHANGE IN VALUE OF A $10,000 INVESTMENT

                       3/92    9/92   3/93   9/93   3/94   9/94   3/95   9/95   3/96   9/96   3/97   9/97   3/98   9/98   3/99
                       ----   -----   ----  -----   ----  -----   ----  -----   ----  -----   ----  -----   ----  -----   ----
Smith Breeden
  Intermediate
  Duration U.S. Gov't
  Fund(1)             10,000  10,954 11,493 12,255 11,967 11,982 12,695 13,610 13,925 14,330 14,748 15,682 16,318 16,864 17,252
Morningstar Avg.
  Gov't Bond
  Mortgage            10,000  10,748 11,141 11,533 11,270 11,161 11,692 12,512 12,812 13,089 13,429 14,277 14,807 15,486 15,579
5yr/SBMI (2)          10,000  11,037 11,428 11,988 11,678 11,708 12,380 13,284 13,681 14,065 14,486 15,446 16,066 16,768 17,082

------------
(1) Fund Returns are net fees and sales charges. Index returns are market returns without deduction of fees or rebalancing transaction costs.
(2) 5-Year Treasury Note to 12/31/93 and the Salomon-Smith Barney Mortgage Index ("SBMI") to 3/31/99. The fund changed its investment objective 1/1/94.


                                   Past performance is no guarantee of future results.

                                                       AVERAGE ANNUAL TOTAL RETURNS FOR
                                                        PERIODS ENDING MARCH 31, 1999
                                                    --------------------------------------
                                                                          SINCE INCEPTION     FINAL VALUE OF
                                                      1 YEAR    5 YEARS      (3/31/92)      $10,000 INVESTMENT
                                                    ---------- --------- ----------------- -------------------
Smith Breeden Intermediate Dur. U.S. Govt. Fund ...     5.73%     7.59%         8.10%            $17,252
SBMI/5-Year U.S. Treasury (2) .....................     6.33%     7.90%         7.95%             17,082
Morningstar Avg. Government Mortgage Fund .........     5.22%     6.69%         6.54%             15,579

     The Intermediate Fund aims to match closely the interest-rate and prepayment risk of the Salomon-Smith Barney Mortgage Index. This index is representative of the universe of fixed-rate Government agency mortgages, and has a duration ranging from about two to four years, depending on the overall level of interest rates.

     The Intermediate Fund was invested 60% in fixed-rate mortgages and 40% in adjustable-rate mortgages (ARMs) at the end of June 1998. In the third quarter, the Fund added AAA-rated commercial mortgage-backed securities to its holdings. Commercial mortgage-backed securities (MBS) suffered in the flight-to quality in the August to October period, and consequently the Fund underperformed its benchmark by about 0.9% in the third quarter. Commercial MBS performed exceedingly well in the fourth quarter, and the fund outperformed it's benchmark by 0.5% in this period. Mortgage securities in general performed very well compared to other bond classes in the first quarter of 1999, and the Fund returned 0.9% in this period, in line with the benchmark Salomon Index return of 1.0%. By contrast, the five-year Note lost 1.3% in this period due to rising interest rates. The Fund reduced its ARM holdings in the third and fourth quarters to about 13% of net assets, as ARMs became richly priced relative to other mortgage securities.

SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                         MARCH 31, 1999



                                                                                                  MARKET
  FACE AMOUNT     SECURITY                                                                        VALUE
---------------   ------------------------------------------------------------------------   ---------------
                  U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 103.6%
                  FREDDIE MAC -- 30.7% (1)
                  Fixed-rate
 $  4,982,385     6.00%, due 1/1/29 ......................................................    $  4,846,209
   10,000,000     6.50% 30 Year, due date to be announced ................................       9,942,578
    2,095,828     7.50%, due date 11/1/27 to 1/1/28 ......................................       2,151,975
                                                                                              ------------
                                                                                                16,940,762
                                                                                              ------------
                  FANNIE MAE -- 41.3% (1)
                  Fixed-rate
    9,874,418     6.00%, due 1/1/14 to 3/1/29 ............................................       9,635,778
    7,217,482     6.50%, due 6/1/13 to 11/1/28 ...........................................       7,243,554
      730,663     6.98%, due 6/1/07 ......................................................         763,645
    5,000,001     7.00%, due 12/1/07 to 3/1/08 ...........................................       5,108,541
                                                                                              ------------
                                                                                                22,751,518
                                                                                              ------------
                  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 31.2% (1)
                  Fixed-rate
    7,121,230     7.00%, due 3/15/26 to 1/15/28 ..........................................       7,234,877
    4,299,359     7.50%, due 9/15/28 .....................................................       4,428,551
                  Adjustable-rate
    2,433,341     5.50%, due 6/20/28 .....................................................       2,466,308
      411,811     6.125%, due 11/20/17 to 12/20/17 .......................................         419,430
    1,005,599     6.625%, due 8/20/17 to 8/20/18 .........................................       1,025,628
    1,598,569     6.875%, due 3/20/16 to 4/20/22 .........................................       1,629,276
                                                                                              ------------
                                                                                                17,204,070
                                                                                              ------------
                  U.S. TREASURY NOTES -- 0.4%
      175,000     5.875%, due 7/31/99 (2) ................................................         175,711
       40,000     6.375%, due 5/15/99 (2) ................................................          40,081
                                                                                              ------------
                                                                                                   215,792
                                                                                              ------------
                  TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (COST $57,223,788)...........      57,112,142
                                                                                              ------------
                  COMMERCIAL MORTGAGE-BACKED SECURITIES -- 16.4% (1)
    2,000,000     First Union-Lehman Brothers-Bank of America Commercial Mortage Trust
                  6.56%, due 11/18/08 ....................................................       2,025,333
    2,000,000     GMAC Commercial Mortgage Securities 6.42%, due 8/15/08 .................       2,006,854
    5,000,000     Nomura Asset Securities Corporation Commercial Mortgage Trust 6.59%, due
                  3/17/28 ................................................................       5,017,872
                                                                                              ------------
                  TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
                  (COST $9,149,637).......................................................       9,050,059
                                                                                              ------------
                  TOTAL INVESTMENTS (COST $66,373,425)--120.0%............................      66,162,201
                                                                                              ------------
                  FORWARD SALES -- (14.1%)
   (8,000,000)    Fannie Mae 6.00%, due date to be announced (3) .........................      (7,773,125)
                                                                                              ------------
                                                                                                (7,773,125)
                                                                                              ------------
                  LIABILITIES LESS CASH AND OTHER ASSETS -- (5.9%) .......................      (3,263,279)
                                                                                              ------------
                  NET ASSETS -- 100.0% ...................................................    $ 55,125,797
                                                                                              ============

---------
(1) Mortgage-backed obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. Adjustable-rate mortgages have coupon rates that adjust periodically. The interest rate shown is the rate in effect at March 31, 1999. The adjusted rate is determined by adding a spread to a specified index.

(2) Security is held as collateral by Carr Futures, Inc.
(3) The forward sale position represents the unsettled sale of securities held by the Fund.

SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                             MARCH 31, 1999


ASSETS
 Investments at market value (identified cost $66,373,425) (Note 1).......................   $ 66,162,201
 Receivables:
   Variation margin on futures contracts (Note 2) ........................................         17,063
   Subscriptions .........................................................................         63,068
   Interest ..............................................................................        328,063
   Securities sold .......................................................................     17,778,394
   Prepaid expenses ......................................................................          5,547
                                                                                             ------------
    TOTAL ASSETS .........................................................................     84,354,336
                                                                                             ------------
LIABILITIES
 Bank overdraft ..........................................................................      1,402,577
 Forward sales at market value (proceeds $7,760,000)......................................      7,773,125
 Payables:
   Securities purchased ..................................................................     19,911,736
   Redemptions ...........................................................................         65,098
   Distributions .........................................................................          8,417
 Due to Advisor (Note 3) .................................................................         33,945
 Accrued expenses ........................................................................         33,641
                                                                                             ------------
    TOTAL LIABILITIES ....................................................................     29,228,539
                                                                                             ------------
NET ASSETS
 (Applicable to outstanding shares of 5,559,865; unlimited number of shares of beneficial
   interest authorized; no stated par) ...................................................   $ 55,125,797
                                                                                             ============
 Net asset value, offering price and redemption price per share ($55,125,797 / 5,559,865).   $       9.91
                                                                                             ============
SOURCE OF NET ASSETS
 Paid in capital .........................................................................   $ 55,613,189
 Overdistribution of net investment income ...............................................       (134,448)
 Accumulated net realized loss on investments and futures contracts ......................       (205,949)
 Net unrealized depreciation of investments and forward sales ............................       (224,349)
 Net unrealized appreciation of futures contracts ........................................         77,354
                                                                                             ------------
    NET ASSETS ...........................................................................   $ 55,125,797
                                                                                             ============



--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 1999


INVESTMENT INCOME
  Interest and discount earned, net of premium amortization and interest expense ($20,002)
   (Note 1) ..............................................................................  $3,077,235
EXPENSES
  Advisory fees (Note 3) .................................................................     355,620
  Accounting and pricing services fees ...................................................      40,922
  Custodian fees .........................................................................      20,350
  Audit & tax preparation fees ...........................................................      14,402
  Legal fees .............................................................................      10,381
  Transfer agent fees ....................................................................      28,175
  Registration fees ......................................................................      21,002
  Trustees fees and expenses .............................................................      29,452
  Insurance ..............................................................................       4,722
  Other ..................................................................................       5,474
                                                                                            ----------
   TOTAL EXPENSES BEFORE REIMBURSEMENT ...................................................     530,500
   Expenses reimbursed by Advisor (Note 3) ...............................................     (83,434)
                                                                                            ----------
   NET EXPENSES ..........................................................................     447,066
                                                                                            ----------
   NET INVESTMENT INCOME .................................................................   2,630,169
                                                                                            ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments and futures contracts .................................     247,095
  Change in unrealized depreciation of investments and futures contracts .................    (209,534)
                                                                                            ----------
  Net realized and unrealized gain on investments and futures contracts ..................      37,561
                                                                                            ----------
  Net increase in net assets resulting from operations ...................................  $2,667,730
                                                                                            ==========


--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS




                                                                               YEAR ENDED       YEAR ENDED
                                                                             MARCH 31, 1999   MARCH 31, 1998
                                                                            ---------------- ---------------
OPERATIONS
 Net investment income ....................................................  $   2,630,169    $   2,175,424
 Net realized gain on investments .........................................        247,095        1,835,038
 Change in unrealized depreciation of investments .........................       (209,534)         (73,907)
                                                                             -------------    -------------
 Net increase in net assets resulting from operations .....................      2,667,730        3,936,555
                                                                             -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income .....................................     (2,630,169)      (2,175,424)
 Dividends in excess of net investment income .............................             --          (10,140)
 Distributions from net realized gains on investments .....................       (576,411)        (880,968)
                                                                             -------------    -------------
 Total distributions ......................................................     (3,206,580)      (3,066,532)
                                                                             -------------    -------------
CAPITAL SHARE TRANSACTIONS
 Shares sold ..............................................................     45,066,774       34,884,833
 Shares issued on reinvestment of distributions ...........................      3,096,717        1,570,705
 Shares redeemed ..........................................................    (31,140,723)     (36,419,207)
                                                                             -------------    -------------
 Increase in net assets resulting from capital share transactions (a) .....     17,022,768           36,331
                                                                             -------------    -------------
   TOTAL INCREASE IN NET ASSETS ...........................................     16,483,918          906,354
NET ASSETS
 Beginning of period ......................................................     38,641,879       37,735,525
                                                                             -------------    -------------
 End of period ............................................................  $  55,125,797    $  38,641,879
                                                                             =============    =============
(a) Transactions in capital shares were as follows:
 Shares sold ..............................................................      4,529,253        3,494,156
 Shares issued on reinvestment of distributions ...........................        311,881          157,456
 Shares redeemed ..........................................................     (3,146,761)      (3,664,130)
                                                                             -------------    -------------
 Net increase (decrease) ..................................................      1,694,373          (12,518)
 Beginning balance ........................................................      3,865,492        3,878,010
                                                                             -------------    -------------
 Ending balance ...........................................................      5,559,865        3,865,492
                                                                             =============    =============



--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN INTERMEDIATE DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


     The following average per share data, ratios and supplemental information have been derived from information provided in the financial statements.



                                        YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                      MARCH 31, 1999   MARCH 31, 1998   MARCH 31, 1997   MARCH 31, 1996   MARCH 31, 1995
                                     ---------------- ---------------- ---------------- ---------------- ---------------
NET ASSET VALUE, BEGINNING OF
 PERIOD ............................   $    10.00       $     9.73       $    10.01       $     9.83       $    10.01
                                       ----------       ----------       ----------       ----------       ----------
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income .............         0.525            0.590            0.599            0.660            0.664
 Net realized and unrealized
   (loss) gain on investments ......         0.030            0.419          ( 0.024)           0.277          ( 0.049)
                                       -----------      -----------      -----------      -----------      -----------
 Total from investment
   operations ......................         0.555            1.009            0.575            0.937            0.615
                                       -----------      -----------      -----------      -----------      -----------
 LESS DISTRIBUTIONS
 Dividends from net investment
   income ..........................       ( 0.515)         ( 0.561)         ( 0.604)         ( 0.656)         ( 0.664)
 Dividends in excess of net
   investment income ...............            --               --               --               --          ( 0.108)
 Distributions from net realized
   gains on investments ............       ( 0.130)         ( 0.178)         ( 0.251)         ( 0.101)              --
 Distributions in excess of net
   realized gains on
   investments .....................            --               --               --               --          ( 0.022)
                                       -----------      -----------      -----------      -----------      -----------
   Total distributions .............       ( 0.645)         ( 0.739)         ( 0.855)         ( 0.757)         ( 0.794)
                                       -----------      -----------      -----------      -----------      -----------
NET ASSET VALUE, END OF PERIOD .....   $     9.91       $    10.00       $     9.73       $    10.01       $     9.83
                                       -----------      -----------      -----------      -----------      -----------
TOTAL RETURN .......................          5.73%           10.65%            5.92%            9.69%            6.10%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period .........   $55,125,797      $38,641,879      $37,735,525      $36,446,940      $34,797,496
 Ratio of net expenses to
   average net assets (1) ..........          0.88%            0.88%            0.89%            0.90%            0.90%
 Ratio of net investment income
   to average net assets ...........          5.25%            5.61%            6.19%            6.49%            6.20%
 Portfolio turnover rate ...........           423%             583%             409%             193%             557%
 Ratio of expenses to average
   net assets before
   reimbursement of expenses
   by the Advisor (1) ..............          1.06%            1.13%            1.16%            1.14%            2.33%
 Ratio of net investment income
   to average net assets before
   reimbursement of expenses
   by the Advisor ..................          5.08%            5.36%            5.92%            6.26%            4.77%

---------
(1) Through August 1, 1994, expense ratios include both the direct expenses of the Intermediate Duration U.S. Government Fund, and the indirect expenses incurred through the Fund's investment in the Smith Breeden Institutional Intermediate Duration U.S. Government Fund.


--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders,
Smith Breeden Intermediate Duration U.S. Government Fund of the Smith Breeden Series Fund:


     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Breeden Intermediate Duration U.S. Government Fund of the Smith Breeden Series Fund (the "Fund") as of March 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1999 by correspondence with the custodian and brokers, and where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Smith Breeden Intermediate Duration U.S. Government Fund of the Smith Breeden Series Fund as of March 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
May 14, 1999

SMITH BREEDEN MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES

The Smith Breeden Series Fund and the Smith Breeden Trust (the "Trusts") are open-end, diversified management investment companies registered under the Investment Company Act of 1940, as amended. The Smith Breeden Series Fund offers shares in two series: the Smith Breeden Short Duration U.S. Government Fund (the "Short Fund") and the Smith Breeden Intermediate Duration U.S. Government Fund (the "Intermediate Fund"). The Smith Breeden Trust offers shares in three series: the Smith Breeden U.S. Equity Market Plus Fund (the "U.S. Equity Fund", formerly the Smith Breeden Equity Market Plus Fund), the Smith Breeden High Yield Bond Fund (the "High Yield Fund"), and the Smith Breeden Financial Services Fund (the "Financial Services Fund"). The following is a summary of accounting policies consistently followed by the Short Fund, the Intermediate Fund, the High Yield Fund, the U.S. Equity Fund and the Financial Services Fund (collectively, the "Funds").

A. SECURITY VALUATION: Portfolio securities are valued at the current market value provided by a pricing service, or by a bank or broker/dealer experienced in such matters when over-the-counter market quotations are readily available. Securities and other assets for which market prices are not readily available are valued at fair market value as determined in accordance with procedures approved by the Board of Trustees.

B. REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with member banks of the Federal Reserve System with total assets in excess of $500 million, and securities dealers, provided that such banks or dealers meet the credit guidelines of the Funds' Board of Trustees. In a repurchase agreement, a Fund acquires securities from a third party, with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. The Funds' custodian maintains control or custody of the securities collateralizing the repurchase agreement until maturity. The value of the collateral is monitored daily, and, if necessary, additional collateral is received to ensure that the market value of the collateral remains sufficient to protect the Fund in the event of the seller's default. However, in the event of default or bankruptcy of the seller, the Fund's right to the collateral may be subject to legal proceedings.

C. REVERSE REPURCHASE AGREEMENTS: A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Additional assets are maintained in a segregated account with the custodian, and are marked to market daily. The segregated assets may consist of cash, U.S. Government securities, or other liquid high-grade debt obligations at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities.

D. DOLLAR ROLL AND REVERSE DOLLAR ROLL AGREEMENTS: A dollar roll is an agreement to sell securities for delivery in the current month and to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, principal and interest paid on these securities are not received. When a Fund invests in a dollar roll, it is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by earnings on the cash proceeds of the initial sale.

A reverse dollar roll is agreement to buy securities for delivery in the current month and to sell substantially similar (same type and coupon) securities on a specified future date, typically at a lower price. During the roll period, the fund receives the principal and interest on the securities purchased in compensation for the cash invested in the transaction.

E. DISTRIBUTIONS AND TAXES: Dividends to shareholders are recorded on the ex-dividend date. Each Fund intends to continue to qualify for and elect the special tax treatment afforded to regulated investment companies under Subchapter M of the Internal Revenue Code, thereby relieving the Funds of Federal income taxes. To so qualify, the Funds intend to distribute substantially all net investment income and net realized capital gains, if any, less any available capital loss carryforward. The following table summarized the available capital loss carryforwards for each Fund.

SMITH BREEDEN MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)


1. SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED

                                       CAPITAL LOSS        CAPITAL LOSS       CAPITAL LOSS
                                       CARRYFORWARD        CARRYFORWARD       CARRYFORWARD
FUND                                EXPIRES 3/31/2004   EXPIRES 3/31/2005   EXPIRES 3/31/2007
---------------------------------- ------------------- ------------------- ------------------
      Short Duration Fund ........       $658,505            $829,556           $      0
      Intermediate Duration Fund .              0                   0            126,641
      U.S. Equity Fund ...........              0                   0                  0
      Financial Services Fund ....              0                   0            196,832
      High Yield Bond Fund .......              0                   0                  0

F. SECURITIES TRANSACTIONS, INVESTMENT INCOME AND OPERATING EXPENSES:
Securities transactions are recorded on the trade date. Interest income is accrued daily, and includes net amortization from the purchase of fixed-income securities. Discounts and premiums on fixed-income securities purchased are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

Expenses are accrued daily. Common expenses incurred by the Trusts are generally allocated among the funds comprising the Trusts based on the ratio of net assets of each Fund to the combined net assets of each Trust. Other expenses are charged to each Fund on a specific identification basis.

G. ACCOUNTING ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. FINANCIAL INSTRUMENTS

A. FUTURES CONTRACTS HELD OR ISSUED FOR PURPOSES OTHER THAN TRADING: The Short Fund, Intermediate Fund, and U.S. Equity Fund use interest-rate futures contracts for risk management purposes in order to reduce fluctuations in the Funds' net asset values relative to the Funds' targeted option-adjusted durations. The Financial Services Fund uses S&P 500 futures contracts for risk management purposes in order to manage the Fund's equity market risk relative to its benchmark. On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

SMITH BREEDEN MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)


2. FINANCIAL INSTRUMENTS -- CONTINUED
The Short Fund had the following open futures contracts as of March 31, 1999:



                              NUMBER OF                 EXPIRATION      UNREALIZED
TYPE                          CONTRACTS   POSITION        MONTH         GAIN/(LOSS)
---------------------------- ----------- ---------- ----------------- --------------
5 Year Treasury ............      43       Short    June, 1999           $   7,791
10 Year Treasury ...........     113       Short    June, 1999              53,226
3 Month Eurodollar .........      31       Short    June, 1999              (1,140)
3 Month Eurodollar .........      55       Short    September, 1999         (9,898)
3 Month Eurodollar .........      12       Long     December, 1999          (6,054)
3 Month Eurodollar .........      12       Long     March, 2000            (10,004)
3 Month Eurodollar .........      12       Long     June, 2000             (10,891)
3 Month Eurodollar .........      12       Long     September, 2000        (11,429)
3 Month Eurodollar .........      12       Long     December, 2000         (10,541)
3 Month Eurodollar .........      12       Long     March, 2001            (11,429)
3 Month Eurodollar .........      12       Long     June, 2001             (11,729)
3 Month Eurodollar .........      62       Long     September, 2001         94,284
3 Month Eurodollar .........      12       Long     December, 2001         (10,529)
3 Month Eurodollar .........      12       Long     March, 2002            (11,980)
3 Month Eurodollar .........      12       Long     June, 2002             (12,305)
3 Month Eurodollar .........      12       Long     September, 2002        (12,342)
3 Month Eurodollar .........      12       Long     December, 2002         (10,804)
3 Month Eurodollar .........      12       Long     March, 2003            (12,241)
3 Month Eurodollar .........      12       Long     June, 2003             (12,316)
3 Month Eurodollar .........      12       Long     September, 2003        (12,316)
3 Month Eurodollar .........      12       Long     December, 2003         (10,841)
3 Month Eurodollar .........      12       Long     March, 2004            (11,804)
3 Month Eurodollar .........      12       Long     June, 2004             (11,879)
3 Month Eurodollar .........      12       Long     September, 2004        (12,079)
3 Month Eurodollar .........      12       Long     December, 2004         (10,854)
3 Month Eurodollar .........      12       Long     March, 2005            (11,579)
3 Month Eurodollar .........      12       Long     June, 2005             (11,654)
3 Month Eurodollar .........      12       Long     September, 2005        (11,479)
3 Month Eurodollar .........       4       Long     December, 2005          (1,168)
3 Month Eurodollar .........       2       Long     March, 2006               (559)
                                                                         ---------
                                                    Total               ($ 116,543)
                                                                         =========

The Intermediate Fund had the following open futures contracts as of March 31, 1999:



                            NUMBER OF                EXPIRATION    UNREALIZED
TYPE                        CONTRACTS   POSITION       MONTH       GAIN/(LOSS)
-------------------------- ----------- ---------- --------------- ------------
5 Year Treasury ..........     32        Long     June, 1999       ($ 10,246)
10 Year Treasury .........     82        Short    June, 1999          87,600
                                                                    --------
                                                  Total             $ 77,354
                                                                    ========

SMITH BREEDEN MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)


2. FINANCIAL INSTRUMENTS -- CONTINUED
The U.S. Equity Fund had the following open interest-rate futures contracts as of March 31, 1999:



                              NUMBER OF                 EXPIRATION      UNREALIZED
TYPE                          CONTRACTS   POSITION        MONTH         GAIN/(LOSS)
---------------------------- ----------- ---------- ----------------- --------------
5 Year Treasury ............     126       Short    June, 1999           $  18,527
10 Year Treasury ...........      81       Short    June, 1999              60,409
3 Month Eurodollar .........     185       Long     June, 1999              31,543
3 Month Eurodollar .........     166       Short    September, 1999       (214,510)
3 Month Eurodollar .........      18       Short    December, 1999           7,819
3 Month Eurodollar .........      55       Short    March, 2000            (31,048)
3 Month Eurodollar .........      18       Short    June, 2000              15,032
3 Month Eurodollar .........     127       Short    September, 2000       (164,284)
3 Month Eurodollar .........      18       Short    December, 2000          14,007
3 Month Eurodollar .........      49       Short    March, 2001             (3,208)
3 Month Eurodollar .........      18       Short    June, 2001              15,132
3 Month Eurodollar .........     123       Short    September, 2001       (148,704)
3 Month Eurodollar .........      18       Short    December, 2001          12,769
3 Month Eurodollar .........      48       Short    March, 2002              3,059
3 Month Eurodollar .........      18       Short    June, 2002              15,494
3 Month Eurodollar .........     117       Short    September, 2002        (35,589)
3 Month Eurodollar .........      18       Short    December, 2002          13,369
3 Month Eurodollar .........      62       Short    March, 2003             (3,129)
3 Month Eurodollar .........      18       Short    June, 2003              15,544
3 Month Eurodollar .........     102       Short    September, 2003         35,204
3 Month Eurodollar .........      16       Short    December, 2003          10,803
3 Month Eurodollar .........      65       Short    March, 2004              9,645
3 Month Eurodollar .........      16       Short    June, 2004              12,803
3 Month Eurodollar .........      16       Short    September, 2004         13,103
3 Month Eurodollar .........      16       Short    December, 2004          11,678
3 Month Eurodollar .........     135       Short    March, 2005             26,768
3 Month Eurodollar .........      16       Short    June, 2005              13,003
3 Month Eurodollar .........      13       Short    September, 2005         11,167
3 Month Eurodollar .........       4       Short    December, 2005           2,007
3 Month Eurodollar .........      78       Short    March, 2006             18,424
3 Month Eurodollar .........      24       Short    March, 2007              8,292
                                                                         ---------
                                                    Total               ($ 204,874)
                                                                         =========

The Financial Services Fund had the following open futures contracts on the S&P 500 Index as of March 31, 1999:



                   NUMBER OF                                 UNREALIZED
TYPE               CONTRACTS   POSITION   EXPIRATION MONTH   GAIN/(LOSS)
----------------- ----------- ---------- ------------------ ------------
S&P 500 .........     7         Short      June, 1999        ($ 57,627)
                                                              --------
                                               Total         ($ 57,627)
                                                              ========

Futures transactions involve costs and may result in losses. The effective use of futures depends on the Funds' ability to close futures positions at times when the Funds' Advisor deems it desirable to do so. The use of futures also involves the risk of imperfect correlation among movements in the values of the securities underlying the futures purchased and sold by the Funds, of the futures contract themselves, and of the securities that are the subject of a hedge.

SMITH BREEDEN MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)


2. FINANCIAL INSTRUMENTS -- CONTINUED
B. DERIVATIVE FINANCIAL INSTRUMENTS HELD OR ISSUED FOR TRADING PURPOSES: The U.S. Equity Fund invests in futures contracts on the S&P 500 Index whose returns are expected to track movements in the S&P 500 Index.

The U.S. Equity Fund had the following open futures contracts on the S&P 500 Index as of March 31, 1999:



                     NUMBER OF              EXPIRATION   UNREALIZED
TYPE                 CONTRACTS   POSITION      MONTH     GAIN/(LOSS)
------------------- ----------- ---------- ------------ ------------
  S&P 500 .........    580        Long     June, 1999    $1,787,863
                                                         ----------
                                              Total      $1,787,863
                                                         ==========

C. ASSETS PLEDGED TO COVER MARGIN REQUIREMENTS FOR OPEN FUTURES POSITIONS: The aggregate market value of assets pledged to cover margin requirements for the open futures positions at March 31, 1999 was:



FUND                             ASSETS PLEDGED
------------------------------- ---------------
  Short Fund ..................   $   353,496
  Intermediate Fund ...........       215,792
  U.S. Equity Fund ............    11,246,155
  Financial Services Fund .....       115,500

E. INTEREST-RATE SWAP CONTRACTS: The Funds may use interest-rate swap contracts to help manage interest-rate risk. Interest-rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The most common type of interest-rate swap involves the exchange of fixed-rate cash flows for variable-rate cash flows. Interest-rate swaps do not involve the exchange of principal between the parties. The Funds will not enter into interest-rate swap contracts unless the unsecured commercial paper, unsecured senior debt or the claims-paying ability of the counterparty is rated either AA or A or better by Standard & Poor's Corporation, or Aa or P-1 or better by Moody's Investors Service, Inc. (or is otherwise acceptable to either agency) at the time of entering into such a transaction. If the counterparty to the swap transaction defaults, the Funds will be limited to contractual remedies pursuant to the agreements governing the transaction. There is no assurance that interest-rate swap contract counterparties will be able to meet their obligations under the swap contracts or that, in the event of default, the Funds will succeed in pursuing contractual remedies. The Funds may thus assume the risk that payments owed the Funds under a swap contract will be delayed, or not received at all. Should interest rates move unexpectedly, the Funds may not achieve the anticipated benefits of the interest-rate swaps, and may realize a loss. The Funds recognize gains and losses under interest-rate swap contracts as realized gains or losses on investments upon sale of the swap contracts.

As of March 31, 1999, the Short Fund had two open interest-rate swap contracts. In each of the contracts, the Short Fund has agreed to pay a fixed rate and receive a floating rate. The Short Fund's interest-rate swap contracts have been entered into on a net basis, i.e., the two payment streams are netted out, with the Short Fund receiving or paying, as the case may be, only the net amount of the two payments. The floating rate on the contracts resets quarterly and is the three-month London Inter-Bank Offered Rate ("LIBOR"). The Short Fund's interest payable on the interest-rate swap contracts as of March 31, 1999 was $57,776. No collateral is required under these contracts.

F. INTEREST-RATE CAP CONTRACTS: The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate caps. The Short Fund had one interest-rate cap contract open at March 31, 1999.

SMITH BREEDEN MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)


2. FINANCIAL INSTRUMENTS -- CONTINUED
G. OPTIONS ON INTEREST-RATE SWAP CONTRACTS: The Funds may enter into over-the-counter transactions swapping interest rates, or purchase options to enter into such contracts. Purchased options on interest-rate swap contracts ("swaptions") give the right, but not the obligation, to enter into a swap contract with the counterparty which has written the option on a date, at an interest rate, and with a notional amount as specified in the swaption agreement.

As of March 31, 1999, the U.S. Equity Fund had two open swaptions. In each of the contracts, the Fund has paid a sum of money, called a premium, to the counterparty, in return for the swaptions. These swaptions may be exercised by entering into a swap contract with the counterparty only on the date specified in each contract. If the swaptions are exercised, the Fund will enter into a swap either to pay a specified fixed interest rate in return for receiving a floating rate, or receive a fixed rate in return for paying a floating rate, based on the respective contracts, or both. The floating rate on the swap contracts as specified in the swaption agreements resets quarterly and is the three-month London Inter-Bank Offered Rate ("LIBOR"). If the counterparty to the swaption transaction defaults, the Fund will be limited to contractual remedies pursuant to the agreements governing the transaction. There is no assurance that the interest rate swap or swaption contract counterparty will be able to meet its obligation under the contracts, or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in, or prevented from, receiving payments owed to it under the swaption, or swap contracts should the swaptions be exercised. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the swaptions, and may realize a loss. The Fund recognizes gains and losses under swaptions as realized gains or losses on investments upon sale or expiration of the contracts.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Smith Breeden Associates, Inc. (the "Advisor"), a registered Investment Advisor, provides the Funds with investment management services. As compensation for these services, the Funds pay the Advisor a fee computed daily and payable monthly at a fixed annual rate based on the Funds' average daily net assets.

The Advisor has voluntarily agreed to reimburse normal business expenses of the Funds through August 1, 1999 so that total direct and indirect operating expenses do not exceed the percentages listed below of each fund's average net assets. This voluntary agreement may be terminated or modified at any time by the Advisor in its sole discretion except that the Advisor has agreed to limit expenses to these levels until August 1, 1999. The table below lists the fees received by the Advisor and the expenses reimbursed by the Advisor to each Fund during the year ending March 31, 1999.

                                 NET EXPENSE   FEES RECEIVED   EXPENSES REIMBURSED
FUND                                RATIO        BY ADVISOR        BY ADVISOR
------------------------------- ------------- --------------- --------------------
      Short Fund ..............      0.78%       $  508,343         $ 155,616
      Intermediate Fund .......      0.88%          355,620            83,434
      U.S. Equity Fund ........      0.88%        1,090,372           251,051
      Financial Services Fund .      1.48%          107,863           117,431
      High Yield Bond Fund ....      0.98%            6,058            50,547

The Funds have adopted a Distribution and Services Plan (the "Plan") under Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to permit the Advisor to compensate investment dealers and other persons involved in servicing shareholder accounts for services provided and expenses incurred in promoting the sale of shares of the Funds, reducing redemptions, or otherwise maintaining or improving services provided to shareholders by such dealers or other persons. The Plan provides for payments by the Advisor, which may come out of the advisory fee, to dealers and other persons at the annual rate of up to 0.25% of each Fund's average net assets, subject to the authority of the Trustees of the Fund, to reduce the amount of payments permitted under the Plan or to suspend the Plan for such periods as they may determine. Subject to these limitations, the Advisor shall determine the amount of such payments and the purposes for which they are made.

SMITH BREEDEN MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)


3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES -- CONTINUED Certain officers and trustees of the Fund are also officers and directors of the Advisor.


4. INVESTMENT TRANSACTIONS

During the year ended March 31, 1999 purchases and proceeds from sales of securities, other than short-term investments, aggregated:



                                  PURCHASES OF       PROCEEDS FROM
FUND                               SECURITIES     SALES OF SECURITIES
------------------------------- ---------------- --------------------
  Short Fund ..................  $ 257,690,659       $ 254,290,486
  Intermediate Fund ...........    259,809,711         229,277,078
  U.S. Equity Fund ............    875,819,709         790,168,109
  Financial Services Fund .....     11,055,264           8,877,443
  High Yield Bond Fund ........      2,398,197             213,563

The cost of securities held for Federal tax purposes, and the net unrealized appreciation (depreciation) of investments, short sales and futures contracts is as follows:



                                COST OF SECURITIES                                          NET UNREALIZED
                                  FOR FEDERAL TAX    GROSS UNREALIZED   GROSS UNREALIZED     APPRECIATION
FUND                                 PURPOSES          APPRECIATION       DEPRECIATION      (DEPRECIATION)
------------------------------ -------------------- ------------------ ------------------ -----------------
 Short Fund ..................     $ 93,524,013         $ 1,102,601      ($  3,534,330)     ($  2,431,729)
 Intermediate Fund ...........       66,373,425             213,025           (360,020)          (146,995)
 U.S. Equity Fund ............      246,631,334           2,443,797         (1,376,620)         1,067,177
 Financial Services Fund .....        8,654,885             503,012           (462,793)            40,219
 High Yield Bond Fund ........        2,195,739              46,929           (121,573)           (74,644)

5. CREDIT FACILITY

The High Yield Bond Fund and the Financial Services Funds have available unsecured lines of credit from Bank of New York, the Funds' custodian. Total borrowing allowed under the lines of credit is limited to the lesser of:

a) The amount of the line of credit;

b) 33 1/3% of the amount by which each Fund's total assets exceed each Fund's total liabilities at the time a borrowing request is made;

c) The maximum amount the Funds are permitted to borrow under the Investment Company Act of 1940, as amended; or

d) The maximum amount the Bank of New York is permitted to loan to the Funds under regulations promulgated by the Board of Governors of the Federal Reserve System.

The Financial Services Fund pays a fee of 0.15% per annum, and the High Yield Fund pays a fee of 0.25% per annum on the total line of credit, whether used or unused. In addition, the Financial Services Fund pays interest at a rate per annum equal to the overnight Federal Funds Rate plus 1%, and the High Yield Fund pays interest at a rate per annum equal to the overnight Federal Funds Rate plus 1 1/4%, on amounts borrowed under the lines of credit. The total amount of the line of credit is $2,500,000 for the Financial Services Fund and $1,000,000 for the High Yield Bond Fund. As of March 31, 1999, the Financial Services Fund had borrowed $2,125,000 and the High Yield Bond Fund had borrowed $60,000 under the Funds' respective lines of credit.